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                                                                     EXHIBIT 4.1


  NUMBER                                                           SHARES
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                            ULTRA CLEAN TECHNOLOGY (TM)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                         -----------------------
                                                            CUSIP 90385V 10 7




THIS CERTIFIES THAT

IS THE OWNER OF


        FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE, OF

                           ULTRA CLEAN HOLDINGS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

     DATED:



        Secretary                                             President


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common

TEN END - as tenants by entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UTMA - (Cust) Custodian (Minor) under Uniform Transfer to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received                  hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
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          Shares of the capital stock represented by the within Certificate, and
do hereby irrevocably constitute and appoint            Attorney to transfer the
said stock on books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.